                                                                    EXHIBIT 99.1






FOR IMMEDIATE RELEASE               Contact:    John E. Vollmer III
                                                SVP-Corporate Development
                                                Patterson-UTI Energy, Inc.
                                                (214) 360-7800


              PATTERSON-UTI ENERGY ANNOUNCES THIRD QUARTER RESULTS

                   NET INCOME UP 42 PERCENT OVER PRIOR QUARTER


         SNYDER, TEXAS - OCTOBER 29, 2003 - PATTERSON-UTI ENERGY, INC. (NASDAQ:
PTEN), today announced financial results for the three and nine months ended September 30, 2003.

         The Company reported net income of $17.1 million, or $0.21 per share, for the three-month period, compared to net income of $249,000, or $0.00 per share, for the comparable three months in 2002. Revenues for the quarter were $207.0 million, versus $133.5 million for the three months ended September 30, 2002.

         Net income for the nine months ended September 30, 2003 was $34.9 million, or $0.43 per share, compared to net income of $339,000, or $0.00 per share, for the nine months ended September 30, 2002. Revenues for the nine months totaled $567.9 million, compared to $387.1 million for the comparable nine-month period in 2002.

         Cloyce A. Talbott, Patterson-UTI's Chief Executive Officer, commented, "While demand for drilling rigs has remained relatively stable over the past several months, we have increased average revenues and margin per drilling day. Compared to the second quarter of 2003, our average revenue per drilling day increased by $340 to $9,580 and our average margin per drilling day increased by $370 to $2,600.

         "During the third quarter of 2003, we had an average of 192 rigs operating, including 11 in Canada. While we are beginning to see an increase in the demand for drilling services, recent activity has been impacted by wet conditions in Texas, which have caused delays in preparing drilling locations and moving rigs. We estimate that our rig count will average 188 rigs operating for October, including 12 in Canada, and expect our rig count to increase as the negative effect of the wet conditions diminishes," Talbott added.

         Mark S. Siegel, Chairman of Patterson-UTI Energy, stated, "Our results again demonstrate the earnings leverage that we are able to achieve as daily drilling margins improve. Net income for the quarter increased 42% compared to the second quarter on a 6% increase in revenues.

         "Looking ahead, we expect the demand for drilling rigs to increase in the coming months as producers seek to overcome natural gas production declines and to profit from the strong commodity prices," he added.

         The results for the nine-month period in 2003 include income in the amount of $2.5 million ($1.6 million after tax) from the collection of a disputed receivable acquired in the 1999 merger with Norton Drilling Services, Inc., as well as a net of tax charge of $469,000 resulting from a change in the accounting rules (SFAS No.143) pertaining to the Company's exploration and production activities. The results for the 2002 nine-month period include a pretax charge of $4.7 million ($2.8 million after tax) due to the financial failure of a workers' compensation insurance carrier that had provided coverage for the Company between 1992 and March of 2001.

         All references to "earnings per share" in this press release are diluted earnings per share as defined within the Statement of Financial Accounting Standards No. 128.

         The Company will hold its quarterly conference call to discuss third quarter results today at 11:00 a.m. Eastern (10:00 a.m. Central and 8:00 a.m. Pacific). This call is being Webcast and can be accessed through Patterson-UTI's Web site at www.patenergy.com or at www.streetevents.com in the Individual Investor Center. Replay of the conference call Webcast will be available at these same sites until Wednesday, November 12, 2003.

         ABOUT PATTERSON-UTI

         Patterson-UTI Energy, Inc. provides onshore contract drilling services to exploration and production companies in North America. The Company owns 340 land-based drilling rigs that operate primarily in the oil and natural gas producing regions of Texas, New Mexico, Oklahoma, Utah, Louisiana, Mississippi and western Canada. Patterson-UTI Energy, Inc. is also engaged in the businesses of pressure pumping services and drilling and completion fluid services. Additionally, the Company has a small exploration and production business that is based in Texas.

Statements made in this press release which state the Company's or management's intentions, beliefs, expectations or predictions for the future are forward-looking statements. It is important to note that actual results could differ materially from those discussed in such forward-looking statements. Important factors that could cause actual results to differ materially include, but are not limited to, declines in oil and natural gas prices that could adversely affect demand for the Company's services, and their associated effect on day rates, rig utilization and planned capital expenditures, adverse industry conditions, difficulty in integrating acquisitions, demand for oil and natural gas, and ability to retain management and field personnel. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings. Copies of these filings may be obtained by contacting the Company or the SEC.

                           PATTERSON-UTI ENERGY, INC.
             Condensed Consolidated Statements of Income (Unaudited)
                      (in thousands, except per share data)

                                                                     Three Months Ended             Nine Months Ended
                                                                        September 30,                 September 30,
                                                                 --------------------------    --------------------------
                                                                    2003           2002           2003           2002
                                                                 -----------    -----------    -----------    -----------
REVENUES                                                         $   207,015    $   133,495    $   567,878    $   387,081

COSTS AND EXPENSES
     Direct operating costs (excluding depreciation, depletion
       and amortization)                                             148,700        103,374        420,917        294,206
     Depreciation, depletion and amortization                         24,716         23,178         73,825         68,470
     Selling, general and administrative                               6,853          6,186         20,560         19,139
     Bad debt expense                                                     97            165            259            195
     Restructuring and other charges                                      --             --             --          4,700
     Other                                                              (705)           (91)        (4,034)          (149)
                                                                 -----------    -----------    -----------    -----------
          Total Costs and Expenses                                   179,661        132,812        511,527        386,561
                                                                 -----------    -----------    -----------    -----------

OPERATING INCOME                                                      27,354            683         56,351            520
                                                                 -----------    -----------    -----------    -----------

OTHER INCOME (EXPENSE)
     Interest  expense                                                   (68)           (93)          (216)          (298)
     Interest income                                                     263            261            808            754
     Other                                                                52           (135)           137           (110)
                                                                 -----------    -----------    -----------    -----------
          Total Other Income                                             247             33            729            346
                                                                 -----------    -----------    -----------    -----------

INCOME BEFORE INCOME TAXES AND CUMULATIVE
     EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                         27,601            716         57,080            866

INCOME TAXES                                                          10,488            467         21,690            527
                                                                 -----------    -----------    -----------    -----------

INCOME BEFORE CUMULATIVE EFFECT OF CHANGE
     IN ACCOUNTING PRINCIPLE                                          17,113            249         35,390            339

CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING
     PRINCIPLE, net of $287 income tax                                    --             --           (469)            --
                                                                 -----------    -----------    -----------    -----------

NET INCOME                                                       $    17,113    $       249    $    34,921    $       339
                                                                 ===========    ===========    ===========    ===========

NET INCOME PER COMMON SHARE
     BASIC:
     Income before cumulative effect of change in
          accounting principle                                   $      0.21    $      0.00    $      0.44    $      0.00
     Cumulative effect of change in accounting principle                  --             --          (0.01)            --
                                                                 -----------    -----------    -----------    -----------
     Net Income                                                  $      0.21    $      0.00    $      0.43    $      0.00
                                                                 ===========    ===========    ===========    ===========

     DILUTED:
     Income before cumulative effect of change in
          accounting principle                                   $      0.21    $      0.00    $      0.43    $      0.00
     Cumulative effect of change in accounting principle                  --             --             --             --
                                                                 -----------    -----------    -----------    -----------
     Net Income                                                  $      0.21    $      0.00    $      0.43    $      0.00
                                                                 ===========    ===========    ===========    ===========

AVERAGE COMMON SHARES OUTSTANDING
     Basic                                                            80,904         78,964         80,535         78,378
                                                                 ===========    ===========    ===========    ===========
     Diluted                                                          82,191         80,963         82,261         80,782
                                                                 ===========    ===========    ===========    ===========

                           PATTERSON-UTI ENERGY, INC.
               Additional Financial and Operating Data (Unaudited)
                             (dollars in thousands)

                                                                           Three Months Ended             Nine Months Ended
                                                                              September 30,                  September 30,
                                                                           2003           2002           2003           2002
                                                                        ----------     ----------     ----------     ----------
Contract Drilling:
     Revenues                                                           $  169,077     $  100,267     $  468,609     $  300,668
     Direct operating costs (excluding depreciation and amortization)   $  123,156     $   80,374     $  353,893     $  232,129
     Selling, general and administrative                                $    1,110     $      918     $    3,339     $    3,075
     Operating days                                                         17,652         11,656         51,263         33,052
     Average revenue per operating day                                  $     9.58     $     8.60     $     9.14     $     9.09
     Average direct operating costs per operating day                   $     6.98     $     6.90     $     6.90     $     7.02
     Average margin per operating day                                   $     2.60     $     1.70     $     2.24     $     2.07
     Number of owned rigs at end of period                                     340            324            340            324
     Average number of rigs owned during period                                340            324            334            322
     Average rigs operating                                                    192            127            188            121
     Rig utilization percentage                                                 56%            39%            56%            38%
     Capital expenditures                                               $   26,598     $   10,713     $   67,537     $   48,979

Drilling and Completion Fluids:
     Revenues                                                           $   19,580     $   19,714     $   51,431     $   52,049
     Direct operating costs (excluding depreciation and amortization)   $   17,180     $   16,393     $   45,483     $   44,965
     Selling, general and administrative                                $    1,870     $    1,783     $    5,418     $    5,271
     Total jobs                                                                459            383          1,460          1,056
     Average revenue per job                                            $    42.66     $    51.47     $    35.23     $    49.29
     Average costs per job                                              $    37.43     $    42.80     $    31.15     $    42.58
     Average margin per job                                             $     5.23     $     8.67     $     4.08     $     6.71
     Capital expenditures                                               $      282     $      154     $      559     $    1,095

Pressure Pumping:
     Revenues                                                           $   13,198     $    9,649     $   31,509     $   23,691
     Direct operating costs (excluding depreciation)                    $    7,226     $    5,618     $   18,032     $   14,127
     Selling, general and administrative                                $    1,375     $      975     $    4,131     $    3,136
     Total jobs                                                              1,614          1,137          3,921          2,753
     Average revenue per job                                            $     8.18     $     8.49     $     8.04     $     8.61
     Average costs per job                                              $     4.48     $     4.94     $     4.60     $     5.13
     Average margin per job                                             $     3.70     $     3.55     $     3.44     $     3.48
     Capital expenditures                                               $    2,880     $    2,018     $    8,999     $    4,392

Oil and Natural Gas Production and Exploration:
     Revenues                                                           $    5,160     $    3,865     $   16,329     $   10,673
     Direct operating costs (excluding depreciation and depletion)      $    1,138     $      989     $    3,509     $    2,985
     Selling, general and administrative                                $      358     $      301     $    1,090     $    1,148
     Capital expenditures                                               $    3,052     $    1,014     $    7,368     $    5,441


Corporate and Other:
     Selling, general and administrative                                $    2,140     $    2,209     $    6,582     $    6,509
     Bad debt expense                                                   $       97     $      165     $      259     $      195
     Other                                                              $     (705)    $      (91)    $   (4,034)    $    4,551
     Capital expenditures                                               $       --     $    2,528     $       --     $    2,528


Total capital expenditures, excluding acquisitions                      $   32,812     $   16,427     $   84,463     $   62,435

                                                                        September 30,  September 30,
                                                                            2003           2002
                                                                        -------------  -------------
Selected Balance Sheet Data:
     Cash and cash equivalents                                          $     111,317  $      63,618
     Current assets                                                     $     293,140  $     216,912
     Total assets                                                       $   1,040,847  $     912,704
     Current liabilities                                                $     111,078  $      70,690
     Long-term debt, less current maturities                            $          --  $          --
     Working capital                                                    $     182,062  $     146,222